Where Intelligence Meets Infrastructure® Investor Presentation June 2023

2 Non-GAAP Financial Measures In an effort to provide investors with additional information regarding the Company’s results as determined by accounting principles generally accepted in the United States (“GAAP”), the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures to evaluate the Company’s underlying performance on a consistent basis across periods and to make decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them to evaluate its capital management and financial position, and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation, which has been posted online at www.muellerwaterproducts.com. The Company does not reconcile forward-looking non-GAAP measures to the comparable GAAP measures, as permitted by Regulation S-K, as certain items, e.g., expenses related to corporate development activities, transactions, pension expenses/(benefits) and corporate restructuring, may have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted without unreasonable efforts. Additionally, such reconciliation would imply a degree of precision and certainty regarding relevant items that may be confusing to investors. Such items could have a substantial impact on GAAP measures of the Company's financial performance.

3 Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the federal securities laws. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward- looking statements, including, without limitation, statements regarding outlooks, projections, forecasts, expectations, commitments, trend descriptions and the ability to capitalize on trends, value creation, Board and committee composition plans, long-term strategies and the execution or acceleration thereof, operational improvements, the benefits of capital investments, financial or operating performance including improving sales growth and driving increased margins, capital allocation and growth strategy plans, the Company’s product portfolio positioning and the demand for the Company’s products. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, without limitation, including the future impact of the COVID-19 pandemic on the Company’s operations and results, including effects on the financial health of customers (including collections); logistical challenges and supply chain disruptions, geopolitical conditions, or other events; an inability to realize the anticipated benefits from our operational initiatives, including our large capital investments in Chattanooga and Kimball, Tennessee, and Decatur, Illinois, plant closures, and our reorganization and related strategic realignment activities; an inability to attract or retain a skilled and diverse workforce, increased competition related to the workforce and labor markets; an inability to protect the Company’s information systems against service interruption, misappropriation of data or breaches of security; failure to comply with personal data protection and privacy laws; cyclical and changing demand in core markets such as municipal spending, residential construction, and natural gas distribution; government monetary or fiscal policies; the impact of adverse weather conditions; the impact of manufacturing and product performance; the impact of wage, commodity and materials price inflation; foreign exchange rate fluctuations; the impact of warranty claims; an inability to successfully resolve significant legal proceedings or government investigations; compliance with environmental, trade and anti-corruption laws and regulations; climate change and legal or regulatory responses thereto; changing regulatory, trade and tariff conditions; the failure to integrate and/or realize any of the anticipated benefits of recent acquisitions or divestitures; an inability to achieve some or all of our Environmental, Social, and Governance goals; and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of the Company’s most recent Annual Report on Form 10-K and later filings on Form 10-Q, as applicable. Forward-looking statements do not guarantee future performance and are only as of the date they are made. The Company undertakes no duty to update its forward- looking statements except as required by law. Undue reliance should not be placed on any forward-looking statements. You are advised to review any further disclosures the Company makes on related subjects in subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the U.S. Securities and Exchange Commission.

Mueller Water Products at a Glance

History

- Founded more than 165 years ago
- Spun off from Walter Industries in 2006
- Listed on NYSE (MWA) (June 2006)
- Divested U.S. Pipe (April 2012)
- Divested Anvil (January 2017)
- Acquired Singer Valve (February 2017)
- Acquired Krausz Industries (December 2018)
- Acquired i20 Water (June 2021)

Highlights (1)

$1.31B Net Sales (LTM Q2 FY2023)	**$188.7M** Adjusted EBITDA (LTM Q2 FY2023)
$327.4M Capital Expenditures (5-Year FY18-FY22)	**14.4%** Adjusted EBITDA % of Net Sales (LTM Q2 FY2023)
$574.9M Cash Flow from Operations (5-Year FY18-FY22)	**$247.5M** Free Cash Flow (5-Year FY18-FY22)
$358.3M Net Debt (March 31, 2023)	**1.9x** Net Debt to Adjusted EBITDA (March 31, 2023)
3,600 Employees Worldwide	**11** Manufacturing Facilities **5** R&D Centers

Geography (2)

(% of Consolidated Net Sales)



United States
Rest of World
Canada

Segments (2,3)

(% of Consolidated Net Sales)



Water Flow Solutions
Water Management Solutions

Products (2)

(% of Consolidated Net Sales)



Brass Products
Hydrants & Gate Valves
Specialty Valves
Technology-Enabled
Repair

End Markets (2)

(% of Consolidated Net Sales)



60-65% Repair and replacement of municipal water systems
25-30% Residential construction
<10% Natural gas utilities

(1) See Appendix for reconciliation of non-GAAP measures to their corresponding GAAP measures.
(2) Consolidated net sales Information for geography, segments, products and end markets based on FY2022 information and estimates.
(3) Water Flow Solutions includes iron gate valves, specialty valves and service brass products. Water Management Solutions includes fire hydrants, repair and installation, natural gas, metering, leak detection, pressure control and software products.

MUELLER

4

5 • Leading brand and municipal market specification positions with large installed base • Comprehensive distribution network and strong end-user relationships with end-markets served by limited number of suppliers • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets • Aging infrastructure accelerating need for investment, estimated at $1.7 trillion according to the American Water Works Association, with $55 billion of new funding included in the federal infrastructure bill to upgrade drinking water and wastewater infrastructure (1) • Enhanced operational excellence initiatives delivering ongoing productivity improvements • Prioritizing capital investments to modernize manufacturing facilities, equipment and processes to drive margin expansion and continued investment in product development • Expanding capabilities for American-made products and advancing sustainability initiatives • Potential adoption of technology-enabled products by water utilities to actively diagnose, monitor and control the delivery of drinking water • Proprietary fixed leak detection, pipe condition assessment, smart metering and software offerings for utilities to have flexible and scalable platform for infrastructure monitoring • Flexible balance sheet with 1.9x net debt leverage and ample liquidity with $251.7 million available • Enabling growth through capital investments and acquisitions, while historically returning cash to shareholders through dividends and share repurchases LONG-TERM END MARKET DYNAMICS SUPPORTED BY ACCELERATION OF CHALLENGES FACING WATER INFRASTRUCTURE ACCELERATING PRODUCT DEVELOPMENT AND LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY-ENABLED PRODUCTS MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER GROSS MARGIN EXPANSION STRONG, FLEXIBLE BALANCE SHEET AND GROWING FREE CASH FLOW WITH AMPLE LIQUIDITY STRONG COMPETITIVE POSITION WITH BROAD PORTFOLIO OF PRODUCTS AND SOLUTIONS (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 Investment Highlights

6 Focused on Executing Strategic Initiatives to Grow and Enhance Business Including New Management Structure and ESG Goals Confident growth strategies, capital investments and operational initiatives will enable us to deliver further sales and adjusted EBITDA growth Where Intelligence Meets Infrastructure® Mueller is committed to manufacturing innovative products and creating smart solutions that will solve future challenges, whether it's at the source, at the plant, below the ground, on the street or in the cloud. Every day, we help deliver safe, clean drinking water to millions of people. Our Commitment to Sustainability As we look to the future, our commitment to advancing our environmental, social and governance (ESG) goals will remain at the forefront of how we operate our business and positively impact our world. Accelerate New Product Development Through Improved Ideation, Engineering and Commercialization Processes Drive Continuously Toward Operational Excellence and Execute Key Capital Projects Increase Development and Adoption of SentryxTM Intelligent Infrastructure Testing, Monitoring and Control Platform Develop and Execute Sales Organization Initiatives and Channel Strategies to Deliver Growth

ESG Is Core to What We Do

Released in May, our 2022 ESG Report demonstrates progress against our key targets and shows our continued commitment to report transparently and in line with leading frameworks.

2022 ESG Report



MUELLER

SUSTAINABLE DEVELOPMENT GOALS

SASB STANDARDS

GRI

TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

Environment

- Disclosed index in line with TCFD recommendations
- Achieved our initial emissions reduction goal and set new goal for decreasing Scope 1 and 2 emissions intensity
- Continued to progress programs and processes related to emissions, energy, water and waste
- Used approximately 86% recycled material for our products, making us a net negative producer of waste

Social

- Fostered an inclusive and diverse work force, getting local facilities involved in DE&I efforts
- Provided opportunities for learning and development
- Supported work/life balance and employee health and wellness
- Continued to enhance our employee health and safety programs
- Met community needs through donations and volunteering efforts

Products

- Opened our brass foundry for initial production, pouring a stronger alloy that helps address supply chain concerns while providing environmental benefits
- Used our world-class EchoShore® technology to help clients save ~1.3 billion gallons of water loss in 2022, primarily through leak detection technology enhancements
- Continued our strong global research and development programs

Governance

- Maintained robust ESG oversight at the Board level to ensure we follow through on our commitments and continue to deliver value for shareholders
- Continued our legacy of high ethical standards for employees and suppliers
- Improved oversight of climate-related risk and opportunities, as highlighted in our TCFD disclosure
- Introduced a new Human Rights Policy

2022 ESG Report Highlights

51%	86%	21%	56,925	2.8B
Reduction in Scope 1 and Scope 2 emissions intensity against a 2015 baseline	Recycled Metal Used to Produce Our Products	Decrease in Waste Directed to Disposal	Metric Tons of Recycled Metal used, vs. 22,644 metric tons of waste generated	Gallons of water loss savings generated for customers by EchoShore® leak detection since 2020

Learn more at www.muellerwaterproducts.com/environmental-social-and-governance

MUELLER 7

Products and Markets

9 Leading Product Positions in Key Product Categories (1) (1) Company estimates based on internal analysis and information from trade associations and distributor networks, where available. (2) Consolidated net sales Information for geography, segments, products and end markets based on FY2022 information and estimates. Fire Hydrants Iron Gate Valves Butterfly Valves Brass Products #1 Product Position A.Y. McDonald ACIPCO DeZURIK Ford Meter Box McWane #1 Product Position #1 Product Position #2 Product Position Broad Portfolio of Products and Solutions with Leading Positions in Key Categories (1) Strong Position in Broader Water Market <10% Natural gas utilities 60-65% Repair and replacement of municipal water systems 25-30% Residential construction Brass Products Hydrants & Gate Valves Specialty Valves Technology- Enabled Products (2) (% of Consolidated Net Sales) End Markets (2) (% of Consolidated Net Sales) Repair • Water-focused compa y with more than 90% of consolidated net sales associated with water • Leading brands and municipal market specifications • Large installed base of products used by customers for new construction and repair and replacement • Approximately two-thirds of net sales related to repair and replacement activities of utilities • Comprehensive distribution network and strong end-user relationships with end-markets served by limited number of suppliers • Focused on driving best in class customer service supported by in-person and virtual training for end customers and channel partners

10 Mueller is Uniquely Positioned to Address Opportunities with Utilities with its Leading Infrastructure Products and Installed Base

11 Water Utilities Are Facing Many Challenges • Unrealistic for U.S. water utilities and local governments to bridge the gap between their current capital spending and projected need for capital spending, based on the age and life expectancy of their infrastructure • Moving forward the industry will have to use multiple approaches to extend the life of their assets including measured allocation of capital funds, product innovation, predictive maintenance planning, and rate increases • Climate change is reducing both water availability and quality; solutions to retain, treat, and recycle water will need to be incorporated into investment and operating plans • Codification of contaminants regulation could accelerate innovation around testing for and removal of pollutants Aging Infrastructure Digitization Budget Pressures Aging Workforce Urbanization Population Shifts Water Utilities Implications for Utilities • Municipal repair and replacement remains a tailwind • More detailed customer segmentation is needed to market targeted points of differentiation to disparate users • Connecting infrastructure network to provide both predictive insight and mechanical functionality will enhance value proposition, thereby increasing adoption of products and services • Participating in training of the next generation of utility workers could be a competitive advantage • Web-enabled tools are needed to engage new generation of users • Alternative business models likely to become more attractive to utilities Implications for Mueller Regulation Climate

U.S. Water Infrastructure Requires Substantial Long-term Investment

Repair & Replacement Market

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment (1)
- ASCE grade for drinking water infrastructure is C- and grade for wastewater infrastructure is D+ (2)
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair (3)



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

U.S. Water Infrastructure CAPEX and Investment Gap

- Spending on Water & Wastewater CAPEX in U.S. is >$50B (4)
- ASCE estimates that the current annual investment gap expected to increase from $81B to $136B in 2039 (5)



Funding Gap $81B
CAPEX
2019
Funding Gap $136B
CAPEX
2039

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2021 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) Bluefield Research 2019, U.S. Municipal Water Infrastructure Forecast Report
(5) American Society of Engineers (ASCE): The Economic Benefits of Investing in Water Infrastructure

MUELLER 12

Aging Infrastructure Increasing Water Main Breaks

Aging of Pipe Infrastructure

- Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 (1)
- 2.2 million miles of underground pipes for drinking water with 240,000 water main breaks per year (2,3)
- Up to 30% of treated water is lost or unaccounted for in the water system (5)
- Growing number of states requiring water loss audits (6)

Average age of pipe infrastructure, by region (7)



5%
17%
43%
35%
16%
32%
20%
32%
17%
35%
17%
32%
6%
22%
38%
34%
System Age, Years
<30
31 to 60
61 to 100
>100

Water Main Break Rates Increasing (4)

- According to a study by Steven Folkman at Utah State University that surveyed nearly 200,000 miles of water pipelines in more than 300 municipalities in the U.S. and Canada, serving more than 14% of the two countries' total population:
  - Between 2012 and 2018, overall water main break rates increased by 27%, to 14 from 11 breaks/100 miles/year
  - More concerning is that breakage rates of cast iron and asbestos cement pipe – which make up 41% of the installed water mains in the U.S. and Canada – have increased by more than 40% over those six years
  - 82% of cast iron pipes are more than 50 years old and experiencing a 46% increase in break rates
  - Smaller utilities have two times more main breaks than large utilities
  - Nationwide, one mile of installed water main serves 308 people
  - The average age of failing water mains is approximately 50 years
  - Over 16% of North America's underground water infrastructure is past its design service life

(1) Bluefield Research 2019, Water Industry 4.0 Focus Report.
(2) U.S. Environmental Protection Agency, "Drinking Water Infrastructure Needs Survey and Assessment, Sixth Report to Congress," March 2018.
(3) EPA Aging Water Infrastructure Research Program.
(4) "Water Main Break Rates in the USA and Canada: A Comprehensive Study," March 2018, Steven Folkman at Utah State University, https://digitalcommons.usu.edu/cgi/viewcontent.cgi?article=1173&context=mae_facpub.
(5) Navigant Research.
(6) National Resource Defense Council.
(7) Bluefield Research, February 2022, "U.S. Water & Sewer Pipe Network Infrastructure: Market Trends and Forecasts, 2022 – 2030."

MUELLER 13

Funding Water Utilities Infrastructure Repair

Water Utilities in North America

- >50,000 water utilities and >14,000 wastewater utilities in U.S. and Canada (1)
- Around 1,100 water utilities, <2.5% of the total, serve approximately 60% of the estimated population served (>200M) (1)
- Approximately 14% of the U.S. population served by privately owned water systems, including investor-owned utilities (IOU) (2)

Distribution of Water Utilities in North America (1)

Market Tier (by population served)	# Water Utilities	% of Total Utilities	Estimated Population Served	% of Population Served
>250,000	158	0.3%	109.3M	32.1%
50,000 - 250,000	981	1.9%	93.3M	27.4%
3,300 - 50,000	8,725	17.2%	109.9M	32.3%
<3,300	40,889	80.6%	27.7M	8.1%

Sources of Funding for U.S. Utilities

- For U.S. utilities, 96% of funding at state/local government level (3)
  - Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $7,800, up 22% since 2016 (4)
  - CPI for water and sewerage maintenance increased 4.4% for 12 months ended April 30, 2023, and has historically exceeded CPI for all items and other utilities including natural gas, electricity, and postage (5)
  - U.S. municipal bond issuance declined to $391B in calendar 2022 after two years above $480B, with new capital accounting for $310B (6)
  - U.S. Federal government provides incentives for water utility projects such as Drinking Water State Revolving Funds (DWSRF) and Water Infrastructure Finance and Innovation Act (WIFIA) administered by the Environmental Protection Agency (EPA)
- Infrastructure Investment and Jobs Act ("IIJA" or "Infrastructure Bill"), signed Nov. 15, 2021, includes $55B of new funding dedicated to water, wastewater and stormwater infrastructure (7)
  - Represents highest level of federal spending in inflation-adjusted dollars since the mid-1970s
  - $55B includes $15B for lead service line (LSL) replacements and $10B to help address emerging contaminants (i.e., PFAS)
  - Existing state revolving funds (drinking water and clean water) are primary ways for funding to get allocated to projects
  - Emphasis on directing funds towards small and disadvantaged communities either as grants or forgivable loans
  - Increases domestic procurement requirements, known as "Build America, Buy America" (BABA), from 55% to 75% over 8-years

(1) Bluefield Research 2019, Water Industry 4.0 Focus Report.
(2) Bluefield Research 2019, U.S. Private Water Utilities Report.
(3) RAND Corporation 2017 Report titled "Not Everything is Broken."
(4) American Water Works Association 2021 Water and Wastewater Rate Survey.
(5) Bureau of Labor Statistics.
(6) Securities Industry and Financial Markets Association (SIFMA) as of May.5, 2023.
(7) Bluefield Research, May 2022, "The Infrastructure Investment and Jobs Act: Breaking Down the Water Funding."

MUELLER 14

15 Need for Digital Water Solutions Expected to Accelerate Climate Change, Population Growth and Water Scarcity • Aging workforce and anticipated retirements rated as one of the top challenges facing utilities projected to see significant retirements over the next ten years (8) • Increasing consumer awareness and demand for water quality and usage information • Double-digit growth expected for emerging IoT and analytics solutions in areas like optimization, data integration, and strategic asset management (1) (1) Bluefield Research, June 2022, “The Digital Water Revolution: Global Digital Water Market Forecast, 2022 - 2030.” (2) Bluefield Research,2019, Water Industry 4.0 Focus Report. (3) EPA Aging Water Infrastructure Research Program. (4) “Water Main Break Rates in the USA and Canada: A Comprehensive Study,” March 2018, Steven Folkman at Utah State University. “Between 2012 and 2018, overall water main break rates increased by 27% from 11.0 to 14.0 breaks/(100 miles)/year. (5) Bluefield Research, February 2022, “U.S. Water & Sewer Pipe Network Infrastructure: Market Trends and Forecasts, 2022 – 2030.” (6) National Resource Defense Council. (7) U.S. Drought Monitor as of May 2, 2023 (includes contiguous 48 states). (8) American Water Works Association, “2022 State of the Water Industry Report.” • Increased frequency of extreme climate events elevating importance of infrastructure resiliency and water management with 46% of U.S. experiencing drought or abnormally dry conditions (7) • Population growth and migration trends leading to increased demand in suburban/rural areas (1) • Water scarcity awareness has increased conservation and use of low-flow appliances pressuring utility budgets, however additional resources will be needed to meet demand Aging Workforce, Consumer Awareness and Digitization Aging Infrastructure and Non-Revenue Water • Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 (2) • 240,000 water main breaks per year with 27% increase in break rates since 2012 (3,4) • Estimated that U.S. water utilities lose 5.5B gallons of drinking water per day due to pipe leakage and main breaks (5) • Growing number of states requiring water loss audits (6) “Bluefield projects that total global digital water spend will scale at an 8.8% CAGR through 2030 with approximately 25% of total global digital water spend in the U.S.” (1) Bluefield Research, June 2022

16 Broad-line of Connected Products that “Close the Loop” with Water Network Administrators & Assets A digital services platform for water utilities to monitor, operate and monetize water distribution networks. Monitor Drive insights to inform decision-making process Control Automatic control of network assets & mobile workforce Manage Data from multiple devices feeds machine learning models to create actionable insights Optimize Extend Asset Life. Optimize and Prioritize Expenditures. Remote Flushing Mobile Workforce Management Water Quality Metering & Flow Measurement Pressure Management Leak Detection Data Analytics Current Product Offerings Acoustic Fixed Leak Detection & Pipe Condition Assessment SentryxTM Water Quality Monitoring Pressure Monitoring & Control AMR, AMI, Remote Disconnect Meters, Communications Currently have a number of products addressing these categories, including Echologics' pipe condition assessment services and fixed leak detection solutions, advanced meters and communication equipment, smart hydrants, pressure and water quality monitors, and most recently, our Sentryx™ software platform

17 Large Capital Projects Large Valve Foundry Brass Foundry Specialty Valve Manufacturing • Expect capital expenditures as a percentage of consolidated net sales to decrease to less than 4% after the completion of the new brass foundry in Decatur, IL • Three large capital projects expected to account for total capital spending around $150M and drive approximately $30M of annualized incremental gross profit from cost savings and increased sales, after all are complete and at full run rate • Benefits include accelerating product development, driving operational efficiencies, reducing duplicative expenses, increasing revenue, expanding capabilities for American-made products and advancing our sustainability environmental initiatives • Location: Chattanooga, TN • Status: Construction completed with production volumes ramping up • Benefits: Expands domestic manufacturing capabilities and leverages additive manufacturing technologies for large gate and specialty valves to address anticipated increase in demand for larger valve sizes and “Build America, Buy America” products • Location: Decatur, IL • Status: Plant production ramp-up in 2023/2024 (1) • Benefits: Replacing century-old plant with new state-of- the-art facility, using a new lead-free brass alloy, to increase capacity, expand product development capabilities, help achieve sustainability goals with lower energy usage, reduced waste and enhanced safety • Location: Kimball, TN • Status: Plant consolidation and construction complete with product volumes ramping up • Benefits: Consolidating multiple manufacturing facilities for specialty valves and knife gates into one location while also expanding domestic manufacturing capabilities to address anticipated increase in demand for “Build America, Buy America” products (1) Represents the timing of full project completion and not the timing of full annualized benefit from efficiencies and sales from new products.

Financial Performance

Q2 FY2023 Consolidated Results (1,2)

Net Sales ($M)



+7.2% y/y
$310.5
$332.9
Q2 FY2022
Q2 FY2023

- Increase primarily due to higher pricing across most product lines in both segments and increased volumes at Water Management Solutions, which more than offset decreased volumes at Water Flow Solutions
- Increased net sales at Water Management Solutions (+38.8% y/y) more than offset decreased net sales at Water Flow Solutions (-14.5% y/y)

Gross Profit ($M)

% of Net Sales



+5.4% y/y
-50 bps
$92.8
29.9%
$97.8
29.4%
Q2 FY2022
Q2 FY2023

- Gross margin decreased 50 bps. as benefits from higher pricing were more than offset by a decrease in volumes at Water Flow Solutions, higher costs associated with inflation and unfavorable manufacturing performance
  - For fifth consecutive quarter, higher pricing more than offset ongoing inflationary pressures
  - Cost premiums related to outsourcing brass parts represented about a 150 bps. y/y headwind for gross margin in the quarter

Adj. EBITDA ($M)

% of Net Sales



-4.9% y/y
-190 bps
$50.6
16.3%
$48.1
14.4%
Q2 FY2022
Q2 FY2023

- Decreased $2.5M as benefits from higher pricing were more than offset by the decrease in volumes, increased costs associated with inflation, unfavorable manufacturing performance and higher SG&A expenses
- LTM adjusted EBITDA was $188.7M, or 14.4% of net sales
  - Incurred $1.0M of pension expense other than service during the quarter compared with a benefit of $1.0M in the prior year quarter

Adj. Net Income per Diluted share



-6.7% y/y
$0.15
$0.14
Q2 FY2022
Q2 FY2023

- Adjusted net income per diluted share of $0.14 compared with prior year
- Net interest expense declined $0.6M to $3.9M primarily due to higher interest income
- Effective tax rate was 23.9% as compared with 23.1% in prior year

(1) Provided with Q2FY23 earnings press release and presentation on May 8 & 9, 2023.
(2) See Appendix for reconciliation of non-GAAP measures to their corresponding GAAP measures.

MUELLER 19

20 Full-Year Fiscal 2023 Outlook (1) • Reiterating annual guidance for 2023 consolidated net sales and adjusted EBITDA growth − Consolidated net sales increase between 6% and 8% and adjusted EBITDA increase between 10% and 14% (2) • Continue to anticipate that higher pricing will drive top-line growth this year and more than offset lower volumes • Includes benefits from elevated backlogs for hydrants and service brass products • Also continue to expect lower volumes compared with the prior year as our channel partners adjust their inventory and order levels to reflect shorter lead times and lower new residential construction demand • Operational improvements expected to drive an improvement in adjusted EBITDA margins in the second half of the year supporting our adjusted EBITDA growth and conversion margin expectations • Other items: − Free cash flow as % of adjusted net income between 30% and 50% − Total SG&A expenses between $255M and $265M − Net interest expense between $16M and $17M − Effective income tax rate between 23% and 25% − Depreciation and amortization between $61M and $63M − Capital expenditures between $60M and $70M (1) Provided with Q2FY23 earnings press release and presentation on May 8 & 9, 2023. (2) Adjusted EBITDA includes headwind from pension expense (benefit) other than service of $7.7M increase vs. prior year ($3.8M expense vs. $3.9M benefit in the prior year).

21 Balance Sheet and Liquidity Credit Rating Debt Structure Debt Maturities Financial Covenants • $450M of 4.0% Senior Notes (mature June 2029) • Asset based lending agreement (“ABL”) provides up to $175M revolving credit facility subject to borrowing base (SOFR + 10 bps. + 200 to 225 bps.) with none outstanding (terminates July 2025) • No financial maintenance covenants on 4.0% Senior Notes • ABL not subject to any financial maintenance covenants unless excess availability is less than the greater of $17.5M and 10% of the Loan Cap; consolidated Fixed Charge Ratio permitted to be <1x unless threshold is triggered Net Debt Leverage & Liquidity • $358.3M net debt with total debt of $447.5M and total cash of $89.2M (1) • Net debt leverage was 1.9x at March 31, 2023 • No debt financing maturities prior to June 2029 • $251.7M of total liquidity including $162.5M of excess availability under the ABL, based on data as of March 31, 2023 (1) 4.0% Senior Notes include $4.2M of deferred financing costs. $0 $0 $0 $0 $0 $0 $0 $450 $0 $100 $200 $300 $400 $500 FY22 FY23 FY24 FY25 FY26 FY27 FY28 FY29 FY E $ in m ill io ns No debt financing repayments prior to June 2029 Continue to have plenty of capacity to support our strategic priorities, including acquisitions • Moody’s: Ba1 Corporate Rating, Ba1 Notes Rating, Stable Outlook • S&P: BB Corporate and Notes Ratings, Stable Outlook

22 Balanced and Disciplined Capital Allocation • Strong balance sheet, liquidity and cash flow supporting our strategies • Maintaining balanced approach to capital allocation to strengthen and grow the business through capital investments and bolt-on acquisitions • Continuing to return cash to our shareholders, primarily through our ongoing quarterly dividend – Paid quarterly dividend since becoming a publicly- traded company – Increased quarterly dividend 7 times since FY15 – Allocated $35M to share repurchases in FY22 with $100M remaining authorization on our share repurchase program as of March 31, 2023 Shareholders 31% Balance Sheet 9% Strategic Investments 60% $256M to Shareholders - $166M dividends - $90M share repurchases Cash Allocation Over Past 5 Years (FY18 – FY22) $493M to Strategic Investments - $328M capital expenditures - $165M acquisitions (1) (2) (1) Includes consolidated capital expenditures and cash paid for acquisitions of Krausz Industries, Pratt Industrial JV and i2O Water (excludes proceeds from sales of assets). (2) Includes debt retirement and pension plan payments ($2M to exit Canadian and multiemployer plans) and includes $22M payment for Walter Tax Settlement). Capital Allocation Priorities

23 Investment Highlights LONG-TERM END MARKET DYNAMICS SUPPORTED BY ACCELERATION OF CHALLENGES FACING WATER INFRASTRUCTURE ACCELERATING PRODUCT DEVELOPMENT AND LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY-ENABLED PRODUCTS MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER GROSS MARGIN EXPANSION STRONG, FLEXIBLE BALANCE SHEET AND GROWING FREE CASH FLOW WITH AMPLE LIQUIDITY STRONG COMPETITIVE POSITION WITH BROAD PORTFOLIO OF PRODUCTS AND SOLUTIONS

Supplemental Data

25 Historical Financial Performance • Over last five years (FY18 - FY22), delivered net sales and adjusted EBITDA CAGRs of 8.6% and 3.5%, respectively • Prior to pandemic (FY17 – FY19), delivered net sales and adjusted EBITDA CAGRs of 6.5% and 8.3%, respectively $801 $826 $916 $968 $964 $1,111 $1,247 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 FY16 FY17 FY18 FY19 FY20 FY21 FY22 Consolidated Net Sales $ in millions $156 $164 $180 $198 $191 $204 $195 $0 $50 $100 $150 $200 $250 FY16 FY17 FY18 FY19 FY20 FY21 FY22 Consolidated Adjusted EBITDA (1) $ in millions NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. (1) Adjusted EBITDA excludes other charges of $23.8M in FY16, $21.2M in FY17, $19.7M in FY18, $43.3M in FY19, $13.2M in FY20, $25.7M in FY21 and $18.5M in FY22.

26 (1) Average Net Working Capital defined as the average of Net Receivables + Net Inventories – Accounts Payable for last 5 quarters. Free Cash Flow • Net cash used in operating activities for YTD Q2 FY2023 was $22.2M compared with net cash provided by operating activities of $0.8M in the prior-year period − Decrease was primarily due to higher accounts payable turnover partially offset by higher collections of receivables − Average net working capital, using the 5-point method, as a percent of net sales increased to 29.9% compared with 25.8% in the prior year primarily due to higher inventory levels • Invested $20.5M in capital expenditures in YTD Q2 FY2023 compared to $26.0M in the prior-year period • Free cash flow was negative $42.7M for YTD Q2 FY2023, primarily due to decrease in cash provided by operating activities, partially offset by lower capital expenditures • For full year, anticipate free cash flow will improve based on the seasonality of our operating cash flows, including a decrease in net working capital in the second half of the year • Did not repurchase any common stock in Q2 FY2023, and as of March 31, 2023, had $100.0 million remaining under share repurchase authorization -$26.0 -$20.5 $0.8 -$22.2 -$25.2 -$42.7 -$45.0 -$40.0 -$35.0 -$30.0 -$25.0 -$20.0 -$15.0 -$10.0 -$5.0 $0.0 $5.0 YTD Q2 FY2022 YTD Q2 FY2023 $ in M ill io ns Cash (used in) provided by operating activities Capital expenditures Free cash flow

27 Strong Balance Sheet with Significant Flexibility • Reduced debt by $1.1B since March 31, 2006 and $650M since September 30, 2008 • Total debt of $447.5M and total cash of $89.2M leading to net debt leverage of 1.9x at March 31, 2023 • $251.7M of total liquidity including $162.5M of excess availability under the ABL, based on March 31, 2023 data • Capital structure and net leverage position provide flexibility to support capital investments, quarterly dividend and acquisitions $1,549 $1,127 $1,101 $1,096 $740 $692 $678 $623 $601 $541 $489 $484 $481 $445 $446 $448 $447 $447 $448 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 Q2 FY23 Total Debt $ in millions

28 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges includes severance and certain transaction-related expenses. Three months ended March 31, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 157.2 $ 175.7 $ — $ 332.9 Gross profit $ 37.2 $ 60.6 $ — $ 97.8 Selling, general and administrative expenses 22.0 28.7 13.5 64.2 Strategic reorganization and other charges (1) — 0.2 0.5 0.7 Operating income (loss) $ 15.2 $ 31.7 $ (14.0) $ 32.9 Operating margin 9.7% 18.0% 9.9 % Capital expenditures $ 7.8 $ 2.8 $ — $ 10.6 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 21.3 Strategic reorganization and other charges 0.7 Income tax expense of adjusting items (0.2) Adjusted net income $ 21.8 Weighted average diluted shares outstanding 156.9 Adjusted net income per diluted share $ 0.14

29 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges includes severance and certain transaction-related expenses. (2) The Company does not allocate interest, income taxes or pension benefit (expense) other than service to its segments. Three months ended March 31, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 21.3 Income tax expense (2) 6.7 Interest expense, net (2) 3.9 Pension expense other than service (2) 1.0 Operating income (loss) $ 15.2 $ 31.7 $ (14.0) 32.9 Strategic reorganization and other charges (1) — 0.2 0.5 0.7 Adjusted operating income (loss) 15.2 31.9 (13.5) 33.6 Pension expense other than service — — (1.0) (1.0) Depreciation and amortization 7.8 7.7 — 15.5 Adjusted EBITDA $ 23.0 $ 39.6 $ (14.5) $ 48.1 Adjusted operating margin 9.7% 18.2% 10.1 % Adjusted EBITDA margin 14.6% 22.5% 14.4 % Adjusted EBITDA $ 23.0 $ 39.6 $ (14.5) $ 48.1 Three prior quarters’ adjusted EBITDA 105.6 72.2 (37.2) 140.6 Trailing twelve months’ adjusted EBITDA $ 128.6 $ 111.8 $ (51.7) $ 188.7 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.9 Long-term debt 446.6 Total debt 447.5 Less cash and cash equivalents 89.2 Net debt $ 358.3 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.9x Reconciliation of free cash flow to net cash used in operating activities: Net cash used in operating activities $ (15.7) Less capital expenditures (10.6) Free cash flow $ (26.3)

30 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Three months ended March 31, 2022 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 183.9 $ 126.6 $ — $ 310.5 Gross profit $ 57.0 $ 35.8 $ — $ 92.8 Selling, general and administrative expenses 21.6 24.0 12.4 58.0 Strategic reorganization and other charges (1) — 0.1 0.5 0.6 Operating income (loss) $ 35.4 $ 11.7 $ (12.9) $ 34.2 Operating margin 19.2% 9.2% 11.0 % Capital expenditures $ 12.1 $ 2.9 $ — $ 15.0 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 23.6 Strategic reorganization and other charges 0.6 Income tax expense of adjusting items (0.1) Adjusted net income $ 24.1 Weighted average diluted shares outstanding 157.5 Adjusted net income per diluted share $ 0.15 (1) Strategic reorganization and other charges includes restructuring expenses associated with the closure of our facilities in Aurora, Illinois, and Surrey, British Columbia, Canada.

31 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Three months ended March 31, 2022 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 23.6 Income tax expense (2) 7.1 Interest expense, net (2) 4.5 Pension benefit other than service (2) (1.0) Operating income (loss) $ 35.4 $ 11.7 $ (12.9) 34.2 Strategic reorganization and other charges (1) — 0.1 0.5 0.6 Adjusted operating income (loss) 35.4 11.8 (12.4) 34.8 Pension benefit other than service — — 1.0 1.0 Depreciation and amortization 7.5 7.3 — 14.8 Adjusted EBITDA $ 42.9 $ 19.1 $ (11.4) $ 50.6 Adjusted operating margin 19.2% 9.3% 11.2 % Adjusted EBITDA margin 23.3% 15.1% 16.3 % Adjusted EBITDA $ 42.9 $ 19.1 $ (11.4) $ 50.6 Three prior quarters’ adjusted EBITDA 122.4 69.0 (35.7) 155.7 Trailing twelve months’ adjusted EBITDA $ 165.3 $ 88.1 $ (47.1) $ 206.3 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 1.0 Long-term debt 446.1 Total debt 447.1 Less cash and cash equivalents 164.1 Net debt $ 283.0 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.4x Reconciliation of free cash flow to net cash used in operating activities: Net cash used in operating activities $ (19.0) Less capital expenditures (15.0) Free cash flow $ (34.0) (1) Strategic reorganization and other charges includes restructuring expenses associated with the closure of our facilities in Aurora, Illinois, and Surrey, British Columbia, Canada. (2) The Company does not allocate interest, income taxes or pension benefit (expense) other than service to its segments.

32 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Six months ended March 31, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 322.8 $ 324.9 $ — $ 647.7 Gross profit $ 83.8 $ 107.2 $ — $ 191.0 Selling, general and administrative expenses 44.4 55.7 27.0 127.1 Strategic reorganization and other charges (benefits) (1) — 0.2 (3.2) (3.0) Operating income (loss) $ 39.4 $ 51.3 $ (23.8) $ 66.9 Operating margin 12.2% 15.8% 10.3 % Capital expenditures $ 15.6 $ 4.9 $ — $ 20.5 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 43.8 Strategic reorganization and other charges (benefits) (3.0) Income tax expense of adjusting items 0.7 Adjusted net income $ 41.5 Weighted average diluted shares outstanding 158.5 Adjusted net income per diluted share $ 0.26 (1) Strategic reorganization and other benefits relates primarily to a gain from the sale of the Aurora, Illinois facility, partially offset by certain transaction-related expenses.

33 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Six months ended March 31, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 43.8 Income tax expense (2) 13.6 Interest expense, net (2) 7.6 Pension expense other than service (2) 1.9 Operating income (loss) $ 39.4 $ 51.3 $ (23.8) 66.9 Strategic reorganization and other charges (1) — 0.2 (3.2) (3.0) Adjusted operating income (loss) 39.4 51.5 (27.0) 63.9 Pension benefit other than service — — (1.9) (1.9) Depreciation and amortization 15.5 14.7 0.1 30.3 Adjusted EBITDA $ 54.9 $ 66.2 $ (28.8) $ 92.3 Adjusted operating margin 12.2% 15.9% 9.9 % Adjusted EBITDA margin 17.0% 20.4% 14.3 % Reconciliation of free cash flow to net cash used in operating activities: Net cash used in operating activities $ (22.2) Less capital expenditures (20.5) Free cash flow $ (42.7) (1) Strategic reorganization and other benefits relates primarily to a gain from the sale of the Aurora, Illinois facility, partially offset by certain transaction-related expenses. (2) The Company does not allocate interest, income taxes or pension benefit (expense) other than service to its segments.

34 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Six months ended March 31, 2022 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 338.8 $ 244.0 $ — $ 582.8 Gross profit $ 109.1 $ 71.3 $ — $ 180.4 Selling, general and administrative expenses 42.4 48.0 23.9 114.3 Strategic reorganization and other charges (1) — 0.1 2.9 3.0 Operating income (loss) $ 66.7 $ 23.2 $ (26.8) $ 63.1 Operating margin 19.7% 9.5% 10.8 % Capital expenditures $ 21.5 $ 4.5 $ — $ 26.0 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 43.0 Strategic reorganization and other charges 3.0 Income tax expense of adjusting items (0.7) Adjusted net income $ 45.3 Weighted average diluted shares outstanding 158.4 Adjusted net income per diluted share $ 0.29 (1) Strategic reorganization and other charges includes expenses associated with the Albertville tragedy and restructuring activities.

35 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Six months ended March 31, 2022 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 43.0 Income tax expense (2) 13.3 Interest expense, net (2) 8.8 Pension benefit other than service (2) (2.0) Operating income (loss) $ 66.7 $ 23.2 $ (26.8) 63.1 Strategic reorganization and other charges (1) — 0.1 2.9 3.0 Adjusted operating income (loss) 66.7 23.3 (23.9) 66.1 Pension benefit other than service — — 2.0 2.0 Depreciation and amortization 14.9 15.0 0.1 30.0 Adjusted EBITDA $ 81.6 $ 38.3 $ (21.8) $ 98.1 Adjusted operating margin 19.7% 9.5% 11.3 % Adjusted EBITDA margin 24.1% 15.7% 16.8 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 0.8 Less capital expenditures (26.0) Free cash flow $ (25.2) (1) Strategic reorganization and other charges includes expenses associated with the Albertville tragedy and restructuring activities. (2) The Company does not allocate interest, income taxes or pension benefit (expense) other than service to its segments.